UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Media General, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2003

Annual Meeting

and

Proxy Statement

Friday, May 23, 2003

11:00 a.m.

Richmond Newspapers Production Facility

8460 Times-Dispatch Boulevard

Mechanicsville, Virginia

April 7, 2003

Dear Stockholder:

You are cordially invited to attend Media General’s 2003 Annual Meeting on Friday, May 23, 2003.

Our Annual Meeting will be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia.

Bob Hatcher and John Medlin will retire from our Board of Directors at this year’s Annual Meeting. Bob has been a Director since 1991, and John has served since 1994. They each have made significant, thoughtful contributions to the Company. We shall miss their wise counsel very much. At the same time, we are pleased that C. Boyden Gray has agreed to stand for election to the Board.

We hope you will attend this year’s Annual Meeting to thank Messrs. Hatcher and Medlin for their service and to meet Boyden Gray.

Whether or not you plan to be present at the Annual Meeting, we value your vote. Most stockholders have a choice of voting over the Internet, by telephone, or by using a traditional proxy card. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. However you choose to vote, please do so at your earliest convenience.

I look forward to seeing you on May 23.

Yours sincerely,

J. Stewart Bryan III

Publishing • Broadcast • Interactive Media

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

To the Class A and Class B Common Stockholders

    of Media General, Inc.

Please take notice that the 2003 Annual Meeting of Stockholders of Media General, Inc., will be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Friday, May 23, 2003, at 11:00 a.m. for the following purposes:

1.  To elect a Board of Directors for the ensuing year; and

2.  To act upon such other matters as properly may come before the meeting.

Holders of the Company’s Class A and Class B Common Stock of record at the close of business on March 28, 2003, are entitled to notice of and to vote at the meeting.

Your attention is directed to the accompanying Proxy Statement.

By Order of the Board of Directors

GEORGE L. MAHONEY, Secretary

Richmond, Virginia

April 7, 2003

Stockholders are requested to vote by the Internet, by telephone or by completing and returning the accompanying proxy card in the envelope provided, whether or not they expect to attend the meeting in person. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 22, 2003. A proxy may be revoked at any time before it is voted.

PROXY STATEMENT

2003 Annual Meeting of Stockholders

SOLICITATION OF PROXIES

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Media General, Inc. (the Company), to be used at the 2003 Annual Meeting of Stockholders to be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Friday, May 23, 2003, at 11:00 a.m. All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with instructions. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 22, 2003. A proxy may be revoked by a Stockholder at any time before it is voted.

The Annual Report to the Stockholders of the Company, including financial statements for the fiscal year ended December 29, 2002, and this Proxy Statement and accompanying proxy card, are being mailed to Stockholders on or about April 7, 2003.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Company had outstanding 22,816,054 shares of Class A Common Stock (Class A Stock) and 555,992 shares of Class B Common Stock (Class B Stock) as of March 28, 2003. Only holders of record at the close of business on such date will be entitled to vote, and each share of Class A or Class B Stock will be entitled to one vote on each matter as to which such class is entitled to vote.

The following table shows the stock ownership as of the most recent practicable date of all persons known by the Company to have been the beneficial owners of more than 5% of the outstanding shares of any class of the Company’s securities and the stock ownership of the directors and officers of the Company as a group. All such information is based on information furnished by or on behalf of the persons listed, who have sole voting power and sole dispositive power as to all shares of Class A and Class B Stock listed unless noted to the contrary.

Name and Address of Beneficial Holder	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
J. Stewart Bryan III	Class A	1,258,870	(1)	5.5%
333 East Franklin Street	Class B	461,468	(1)	83.0%
Richmond, VA 23219
Jane Bryan Brockenbrough	Class B	55,580	(2)	10.0%
c/o Bryan Brothers
1802 Bayberry Court, Suite 302
Richmond, VA 23226
Mario J. Gabelli	Class A	7,196,447	(3)	31.5%
One Corporate Center
Rye, NY 10580
Fidelity Investments Institutional Operations Company, Inc.	Class A	1,878,881	(4)	8.2%
82 Devonshire Street
Boston, MA 02109
All directors and executive	Class A	1,776,985	(5)	7.8%
officers as a group	Class B	461,468		83.0%

(1)	The shares listed for J. Stewart Bryan III include 4,800 shares of Class A Stock held by a private foundation controlled by Mr. Bryan, 46,825 shares of Class A Stock held (as of February 28, 2003) for his benefit by the MG Advantage 401(k) Plan (the 401(k) Plan), 119,700 shares of Class A Stock registered in his name under the Media General, Inc., Restricted Stock Plan, 215,300 shares of Class A Stock subject to currently exercisable options, 535,200 shares of Class A Stock held by trusts of which Mr. Bryan serves as a fiduciary and shares in the control of the voting and disposition of the shares, and 373,000 shares of Class B Stock held by the D. Tennant Bryan Media Trust, of which Mr. Bryan serves as sole trustee. Mr. Bryan and the Media Trust constitute a group for certain purposes.

(2)	Jane Bryan Brockenbrough additionally has sole voting and dispositive power as to 6,000 shares of Class A Stock.

(3)	According to a Schedule 13D, amended as of November 4, 2002, the shares listed include shares held by Mr. Gabelli or entities under his direct or indirect control, including 4,742,647 shares held by GAMCO Investors, Inc. (GAMCO), and 2,453,800 shares held by Gabelli Funds, LLC (Gabelli Funds). In the aggregate, such shares are attributable to Mr. Gabelli and to Gabelli Group Capital Partners, Inc., and to Gabelli Asset Management, Inc., parent companies of GAMCO and Gabelli Funds. Mr. Gabelli and such entities, in the aggregate, have sole dispositive power for all shares except 187,450 shares for which there is no voting power. The Schedule 13D states that if the aggregate voting power of the Gabelli entities should exceed 25% of their voting interest in the Company, the 2,453,800 shares held by Gabelli Funds will be voted by a proxy voting committee for each of the approximately 20 funds advised by Gabelli Funds. Another Gabelli-controlled entity holds 380 shares of Class B Stock.

(4)	Fidelity Investments serves as trustee of the 401(k) Plan, and the 1,878,881 Class A shares held as of February 28, 2003, are held in that capacity. The 401(k) Plan provides that shares held for the 401(k) Plan are to be voted by the trustee in the same proportion as instructions received from participants. Subject to certain restrictions, participants have the right to direct the disposition of shares of Class A Stock held for their benefit by the 401(k) Plan.

(5)	Includes an aggregate of 426,535 Class A shares subject to currently exercisable stock options.

ELECTION OF DIRECTORS

The Articles of Incorporation of the Company provide for the holders of the Class A Stock voting separately and as a class to elect 30% of the Board of Directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock to elect the balance. Accordingly, of the nine directors to be elected, three will be Class A Directors to be elected by the Class A Stockholders, and six will be Class B Directors to be elected by the Class B Stockholders. The By-laws of the Company, consistent with applicable Virginia law, provide that in the election of each class of Directors, those receiving the greatest number of votes of each class of Stockholders entitled to vote for such Directors shall be elected. Abstentions and non-votes by brokers, banks and other nominee holders of record shall not be counted for or against any nominee. The Directors elected will serve until the next Annual Meeting of Stockholders. All of the nominees listed below except Mr. Gray presently are members of the Board; Mr. Williams previously has served as a Class B Director. Unless authority is withheld, the proxies will be voted for the election as Directors of the persons named below, or, if for any reason any of such persons are unavailable, for such substitutes as management may propose. The Company has no reason to believe that any of the nominees will be unavailable. The following material is based on information submitted by the person named. Unless noted to the contrary, each Director has sole voting power and sole dispositive power as to all shares listed as owned beneficially by him or her.

			Number and Percentage* of Shares Beneficially Owned March 28, 2003
Name	Age	Director Since	Class A(1)%			Class B	%
Class A Directors
Charles A. Davis	54	1989	16,891			—
C. Boyden Gray	60	—	—			—
Walter E. Williams	67	2001	2,731			—
Class B Directors
O. Reid Ashe, Jr.	54	2002	57,774	(2)		—
J. Stewart Bryan III	64	1974	1,258,870	(3)	5.5%	461,468	83.0%
Marshall N. Morton	57	1997	155,220	(4)		—
Thompson L. Rankin	62	2001	6,014			—
Wyndham Robertson	65	1996	10,422			—
Henry L. Valentine, II	75	1991	36,882	(5)		—

*Percentages	of stock ownership less than one percent are not shown.
(1)	Includes shares, if any, held in the 401(k) Plan as of February 28, 2003. Also includes deferred Class A Stock units credited, as of December 31, 2002, to non-employee Directors’ accounts pursuant to the Media General, Inc., Directors’ Deferred Compensation Plan, as follows: Mr. Davis—12,310 units; Mr. Williams—2,731 units; Mr. Rankin—4,814 units; Miss Robertson—9,122 units; Mr. Valentine—11,501 units. For further information as to deferred Class A Stock units, see page 5.
(2)	For further information as to stock held by Mr. Ashe, see “Stock Ownership of Executive Officers.”
(3)	For further information as to stock held by Mr. Bryan, see “Voting Securities and Principal Holders Thereof.”
(4)	For further information as to stock held by Mr. Morton, see “Stock Ownership of Executive Officers.”
(5)	Of the shares of Class A Stock listed, Mr. Valentine shares voting and dispositive power as a co-trustee as to 17,000 shares. The shares listed do not include 3,000 shares of Class A Stock held by Mr. Valentine’s wife, as to which Mr. Valentine disclaims any voting or dispositive power.

Directors

CHARLES A. DAVIS, is Vice Chairman of Marsh & McLennan Companies, Inc., and is President and Chief Executive Officer of Marsh & McLennan Capital, Inc. He previously was a limited partner in The Goldman Sachs Group, L.P., and was a partner for more than five years in the investment banking firm of Goldman, Sachs & Co. Mr. Davis also serves as a director of Merchants Bancshares, Inc., and Progressive Corporation.

C. BOYDEN GRAY is a partner in the Washington, D.C. law firm of Wilmer, Cutler and Pickering and has served in that position for more than five years. He additionally was Counsel to President George H.W. Bush from 1989 to 1993.

WALTER E. WILLIAMS has served on the faculty of George Mason University, Fairfax, Virginia, since 1980 and was the chairman of the Economics Department from 1995 to 2001. He also is an author, columnist and frequent television and radio commentator.

O. REID ASHE, JR. is President and Chief Operating Officer of the Company and assumed those responsibilities in July 2001. He previously served as the President and Publisher of The Tampa Tribune from 1997 to 2001, and he was the President and Associate Publisher of The Tampa Tribune from 1996 to 1997.

J. STEWART BRYAN III is Chairman of the Board and Chief Executive Officer of the Company and has served in those capacities since July 1990. He was President of the Company from July 1990 to July 2001. Prior to July 1990, he had served as Vice Chairman of the Board and Executive Vice President of the Company since 1985, and as Chief Operating Officer of the Company since 1989. He additionally has been Publisher of the Richmond Times-Dispatch for more than five years.

MARSHALL N. MORTON was elected Vice Chairman of the Board in 2001 and is the Company’s Chief Financial Officer, a position he has held for more than five years. He was the Company’s Senior Vice President from 1989 to 2001.

THOMPSON L. RANKIN retired in 1997 as President and Chief Executive Officer of Lykes Bros. Inc., having served in that position for more than five years. He also is the former Chairman of the Board and Chief Executive Officer of Lykes Energy, Inc., and served in that position for more than five years. He previously served on the Board of Directors of the Company from 1985 to 1994. Mr. Rankin also serves as a director of TECO Energy, Inc.

WYNDHAM ROBERTSON retired in March 1996 as Vice President for Communications at the University of North Carolina, having served in that position for more than five years. She previously was an Assistant Managing Editor for Fortune magazine and worked with that organization for 24 years.

HENRY L. VALENTINE, II is Chairman of Davenport & Company LLC, a Richmond, Virginia, investment banking firm, and has served in that position for more than five years.

Board and Committee Meetings

The full Board of Directors held five regular meetings during 2002.

The standing committees of the Board of Directors are the Executive Committee, the Audit Committee and the Compensation Committee. The Board has not formed a nominating committee.

The Executive Committee presently consists of Messrs. Ashe, Bryan, Hatcher, Morton and Valentine. The Executive Committee is empowered, with certain limitations, to exercise all of the powers of the Board of Directors when the full Board is not in session. The Executive Committee met six times during 2002.

The Audit Committee presently consists of Miss Robertson and Messrs. Davis, Rankin and Valentine. This committee oversees the audit function of the Company, both with regard to internal auditors and independent auditors, which are recommended to the Board by this committee. In this capacity, the committee meets with internal and independent auditors, retains the Company’s outside auditors and reviews all annual Securities and Exchange Commission (the SEC) filings made by the Company. The Audit Committee met twice during 2002. Each member of the Audit Committee is “independent,” as that term is defined by the applicable listing standards of the New York Stock Exchange.

The Compensation Committee presently consists of Messrs. Hatcher, Medlin and Williams. This committee has general responsibility for employee compensation, makes recommendations to the Board concerning officer and director compensation and oversees the operation of the compensation related benefit plans. The Compensation Committee met twice during 2002.

Pursuant to the Media General, Inc., Directors’ Deferred Compensation Plan, each Director who has not at any time served as an employee of the Company (an Outside Director) receives 50% of his or her annual compensation, which annual compensation was $75,000 in 2002, in deferred Class A Stock units and may elect to receive the other 50% of annual compensation in cash or deferred stock units. All Outside Directors but two elected to receive all available 2002 compensation in deferred stock units.

STOCK OWNERSHIP OF EXECUTIVE OFFICERS

The following table lists the beneficial ownership of the Company’s Class A and Class B Stock by the executive officers named in the “Summary Compensation Table” as of March 28, 2003.

	Number and Percentage* of Shares Beneficially Owned March 28, 2003
Name	Class A(1)%			Class B		%
J. Stewart Bryan III	1,258,870	(2)	5.5%	461,468	(2)	83.0%
Marshall N. Morton	155,220	(3)		—
H. Graham Woodlief, Jr.	72,064	(4)		—
O. Reid Ashe, Jr.	57,774	(5)		—
James A. Zimmerman	70,629	(6)		—

*Percentages of stock ownership less than one percent are not shown.

(1)	Includes shares held in the 401(k) Plan as of February 28, 2003.

(2)	For further information as to stock held by Mr. Bryan, see “Voting Securities and Principal Holders Thereof.”

(3)	Shares listed for Mr. Morton include 77,167 shares subject to currently exercisable options and 55,000 shares registered in his name under the Restricted Stock Plan.

(4)	Shares listed for Mr. Woodlief include 38,500 shares subject to currently exercisable options and 28,000 shares registered in his name under the Restricted Stock Plan.

(5)	Shares listed for Mr. Ashe include 20,567 shares subject to currently exercisable options and 33,700 shares registered in his name under the Restricted Stock Plan. Mr. Ashe is co-trustee, along with his wife, of 2,840 shares held in a revocable trust.

(6)	Shares listed for Mr. Zimmerman include 39,700 shares subject to currently exercisable options and 22,000 shares registered in his name under the Restricted Stock Plan.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth annual and long-term compensation for the last three years for the Company’s Chief Executive Officer and the four other most highly compensated executive officers.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Restricted Stock ($)(2)	Options (#)	All Other Compensation ($)(3)
J. Stewart Bryan III,	2002	$875,000	$558,683	$321,068	—	48,500	$408,377
Chairman, President and	2001	875,000	—	343,939	$2,575,000	38,100	431,156
Chief Executive Officer	2000	830,000	346,894	7,547	—	29,900	49,189

Marshall N. Morton,	2002	525,000	274,263	56,229	—	17,900	90,509
Vice Chairman and	2001	525,000	—	57,343	803,400	11,400	106,387
Chief Financial Officer	2000	485,000	165,848	—	—	8,700	24,588

O. Reid Ashe, Jr.,*	2002	425,000	222,022	44,649	—	12,500	72,632
President and Chief	2001	375,562	—	44,066	288,400	4,100	72,527
Operating Officer

H. Graham Woodlief, Jr.,	2002	390,000	115,502	49,709	—	11,100	71,006
Vice President	2001	390,000	—	50,391	453,200	6,500	70,815
	2000	360,000	106,031	1,656	—	4,900	13,858

James A. Zimmerman,**	2002	342,500	211,605	31,867	—	9,400	53,449
Vice President	2001	342,500	—	32,496	370,800	5,300	58,514

*	Mr. Ashe assumed the positions of President and Chief Operating Officer on July 1, 2001, concurrently with being named an executive officer of the Company.

**	Mr. Zimmerman assumed the position of Vice President on January 1, 2001, concurrently with being named an executive officer of the Company.

(1)	The amounts disclosed under this column for the most recent fiscal year consist of the following:

Name	Above-Market Amounts Earned on Deferred Compensation During the Fiscal Year	Tax Gross Up Associated with Variable Universal Life Insurance for the Benefit of the Named Executive Officer	Total
J. Stewart Bryan III	$19,568	$301,500	$321,068
Marshall N. Morton	—	56,229	56,229
O. Reid Ashe, Jr.	—	44,649	44,649
H. Graham Woodlief, Jr.	4,451	45,258	49,709
James A. Zimmerman	—	31,867	31,867

(2)	At December 29, 2002, the number and value of the aggregate restricted stock awards held by named executive officers were: Mr. Bryan—74,200 and $4,388,930; Mr. Morton—25,400 and $1,502,410; Mr. Ashe—9,300 and $550,095; Mr. Woodlief—15,000 and $887,250; and Mr. Zimmerman—12,400 and $733,460. Shares were awarded in the name of each executive, and each has all rights of other Class A Stockholders, including dividends, subject to certain restrictions and forfeiture provisions.

(3)	The amounts disclosed under this column for the most recent fiscal year consist of the following:

Name	Annual Company Contributions to Vested and Unvested Defined Contribution Plans	Dollar Value of Insurance Premiums Paid by the Company With Respect to Variable Universal Life Insurance for the Benefit of the Named Executive Officer	Dollar Value of Insurance Premiums Paid by the Company With Respect to Term Life Insurance for the Benefit of the Named Executive Officer	Total
J. Stewart Bryan III	$35,890	$372,407	$40	$408,337
Marshall N. Morton	21,017	69,452	40	90,509
O. Reid Ashe, Jr.	17,442	55,150	40	72,632
H. Graham Woodlief, Jr.	15,066	55,900	40	71,006
James A. Zimmerman	14,051	39,358	40	53,449

Option Grants in Last Fiscal Year

The following table provides information on stock options granted in fiscal 2002 to the named executive officers.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value ($)(2)
J. Stewart Bryan III	8,900	2.6%	$50.415	Dec. 31, 2011	$174,315
	39,600	11.5%	50.355	Jan. 31, 2012	730,422
Marshall N. Morton	5,400	1.6%	50.415	Dec. 31, 2011	105,764
	12,500	3.6%	50.355	Jan. 31, 2012	230,563
O. Reid Ashe, Jr.	4,300	1.3%	50.415	Dec. 31, 2011	84,220
	8,200	2.4%	50.355	Jan. 31, 2012	151,249
H. Graham Woodlief, Jr	4,000	1.2%	50.415	Dec. 31, 2011	78,344
	7,100	2.1%	50.355	Jan. 31, 2012	130,960
James A. Zimmerman	3,500	1.0%	50.415	Dec. 31, 2011	68,551
	5,900	1.7%	50.355	Jan. 31, 2012	108,826

(1)	The amounts listed under this column represent the number of shares of the Company’s Class A Stock covered by options granted to the named executive officers during fiscal 2002 under the provisions of the 1996 Employee Non-Qualified Stock Option Plan (the 1996 Plan). The options that expire on Dec. 31, 2011, were exercisable on the date of the grant and expire 10 years after the date of the grant. The options that expire on Jan. 31, 2012, are exercisable in one-third increments over a three-year period and expire 10 years after the date of grant. Any options not exercisable become so, and must be exercised within 12 months of, the optionee’s death during employment or retirement after age 55.

(2)	Option values were computed using the Black-Scholes pricing model. The assumptions used in the model were: expected volatility of .2286; zero-coupon government bond yield of 5.6%; dividend yield of 1.33%; and time to exercise of 10 years. Additionally, a 5.71% discount was applied to reflect three-year pro rata vesting (3% per year probability of forfeiture) on the options that expire on Jan. 31, 2012. The actual value, if any, an executive may realize will depend on the amount by which the stock price on the date of exercise exceeds the exercise price. There is no assurance that the value actually realized by an executive will be at or near the value estimated by use of the Black-Scholes model.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

The following table provides information with respect to options exercised during fiscal 2002 and the number and value of stock options outstanding at the fiscal year-end.

	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
J. Stewart Bryan III	26,000	$904,540	179,433	74,967	$3,611,044	$615,644
Marshall N. Morton	—	—	66,300	23,000	1,392,327	189,354
O. Reid Ashe, Jr	—	—	15,434	11,966	205,438	100,613
H. Graham Woodlief, Jr	14,100	509,544	32,334	13,066	543,880	107,583
James A. Zimmerman	7,500	236,944	34,600	10,800	673,658	88,943

(1)	The amount listed represents the difference between the closing price of the Company’s Class A Stock at the end of fiscal 2002 ($59.15) and the exercise price per share, multiplied by the number of shares covered by the options.

Pension Plan Table

The following table reflects the estimated aggregate retirement benefits to which certain executive officers of the Company, including each of the named executive officers in the Summary Compensation Table, are entitled under the provisions of the Company’s non-contributory, funded Employees Retirement Plan and the Executive Supplemental Retirement Plan (the Plans). The amount of benefit assumes that the executive has completed a minimum of 15 years of service. The benefit amount will be reduced for service of less than 15 years, or if the executive retires prior to attaining age 63. Additional benefits are not earned for service in addition to 15 years.

Lifetime Annual Benefit
Highest Five-Year	at or After
Average Compensation	Normal Retirement Date
$ 350,000	$192,500
450,000	247,500
550,000	302,500
650,000	357,500
750,000	412,500
850,000	467,500
950,000	522,500
1,050,000	577,500
1,150,000	632,500
1,250,000	687,500
1,350,000	742,500
1,450,000	797,500

The amount of benefit for the executive officers named in the Summary Compensation Table is derived by averaging each officer’s five highest years of “Annual Compensation,” as reflected in the “Salary” and “Bonus” columns of such tables. Retirement benefits shown are payable without offset for Social Security in monthly installments as life annuities, or in other optional forms, upon retirement after attaining age 63. Benefits for executives who participated in both plans prior to January 1, 1991, are reduced by the amount of benefits payable to them under pension plans of former employers.

Audit Committee Report

An amended charter for the Audit Committee was approved by the Board of Directors on March 28, 2003. The text of this charter is reproduced as Appendix A to this Proxy Statement.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board. Company management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling these oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In addition, the Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Committee also has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures and letter required by the Independence Standards Board and received by the Committee, and considered the compatibility of non-audit services with the auditors’ independence.

The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Committee held two meetings during 2002.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements at, and for the three years ended December 29, 2002, be included in the Annual Report on Form 10-K for filing with the SEC.

The Audit Committee

Charles A. Davis, Chairman

Thompson L. Rankin

Wyndham Robertson

Henry L. Valentine, II

Audit and Non-Audit Fees

The following table presents fees rendered by Ernst & Young LLP for fiscal 2002:

Amount
Audit Fees (a)	$662,000
Financial Information Systems
Design and Implementation Fees	0
All Other Fees (b)	311,000

(a)	Fees billed by Ernst & Young for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended December 29, 2002.

(b)	Fees billed by Ernst & Young for services rendered to the Company during fiscal 2002, other than the services described above under “Audit Fees.” These fees consisted of $201,000 for audit-related services, mainly services performed in connection with reviews of internal control matters and statutory or regulatory audits of employee benefit plans, and $110,000, principally for tax-related advice.

Compensation Committee Report

Media General’s compensation system is a management tool that is used to support and reinforce key operating and strategic goals. It is applied consistently to all salaried employees.

The Company’s compensation programs for management employees are designed to build a strong link between an individual’s performance and his or her related compensation opportunities as well as to align the interests of key Media General employees with those of the Stockholders. These two elements induce eligible employees to be more responsive to the needs of the Company. Periodically, the Company reviews its compensation programs with independent consultants who report directly to the Committee to ensure that, corporately, it is competitive and is taking advantage of current thinking in the field of compensation management.

The Compensation Committee feels that a tightly administered program that rewards eligible managers for appropriate performance is a constructive way to attract and retain talented personnel. Eligibility to participate in Media General’s annual and long-term incentive programs is determined by the Committee assisted by recommendations from the Chief Executive Officer.

There are three components to total executive compensation at Media General: base salary and short- and long-term incentives. Using both general and specific media industry surveys targeted to the Company’s size along with published data on executive compensation levels, the Committee has established second quartile (51st-75th percentile) targets for each component. The number of companies participating in such surveys varies but provides for a statistically meaningful group in any given year.

Base salary levels are determined with reference to external competitive levels (as described previously) and internal equity. Pay and performance then are linked through the use of the two incentive programs.

The short-term incentive program combines specific threshold, target and maximum performance goals established at the beginning of the measurement year with award targets, as described previously. All goals are based on profit and asset utilization levels and are established individually for each business unit and for the Company. No awards are paid until an aggregate corporate cash flow goal (which is reset annually) is attained. Cash awards are paid based on the accomplishment of these goals. Maximum awards are attained at 150% of target. Barring exceptional circumstances, which, in the Committee’s opinion, were not under operating unit control, no bonuses are paid to units earning less than 80% of their target.

A long-term incentive program is used to reward sustained stock price growth and/or achievement of long-term, pre-established earnings per share growth targets. Awards in this program are made in the form of stock options (typically awarded to eligible participants annually at fair market value on the grant date, vesting over a three-year period) and restricted stock (typically granted to selected executive officers every other year with restrictions (currently ten years) on sale that may be lifted if pre- established earnings per share growth targets are met). The combined expected value of stock-based awards is targeted to achieve competitive levels of total compensation as described earlier; for those selected executive officers who are eligible to receive both restricted stock and stock options, annual grants are awarded on the basis that 60% of the competitive long-term incentive target would be delivered through restricted stock. The Committee notes that the relative value of a given award at the end of the measurement period will depend on the growth in value of the common stock of the Company over the time period. The vesting and ten-year trading restrictions emphasize the long-term nature of these awards and encourage eligible employees to remain in the employ of the Company.

Section 162(m) of the Internal Revenue Code disallows a deduction for compensation in excess of $1,000,000 paid to any of the executive officers named in the Summary Compensation Table, unless such excess compensation qualifies as “performance-based compensation” under Section 162(m) and related Internal Revenue Service regulations. The Compensation Committee seeks to maximize the deductibility of compensation paid to executive officers but also recognizes that the payment of non-deductible compensation may at times be in the best interests of the Company.

CEO Compensation During 2002

Mr. Bryan’s base salary in 2002 of $875,000 was unchanged from that of the preceding year. Year-over-year corporate performance was substantially better in 2002 and slightly exceeded the return on assets target established by the Compensation Committee and approved by the Board of Directors at the beginning of the year. As a result, Mr. Bryan received a bonus of $558,683, in accordance with strict application of the bonus payout formula. The Company also paid $372,407 of premium on Mr. Bryan’s behalf and a tax gross-up of $301,500 during the year related to a variable life insurance policy. At the beginning of fiscal year 2002, two stock option awards, totaling 48,500 shares of Media General Class A Stock, were made to Mr. Bryan. As in the past, these awards, as well as Mr. Bryan’s base salary and bonus formula, were developed in accordance with competitive practice, as outlined previously, and were based on the standard provisions of Media General’s annual and long-term incentive plans.

The Compensation Committee

Robert V. Hatcher, Jr., Chairman

John G. Medlin, Jr.

Walter E. Williams

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires that the Company’s Executive Officers, Directors and persons owning more than 10% of the Company’s Class A Stock file reports of ownership and changes in ownership with the SEC and with the Company.

Based solely upon a review of such reports furnished to the Company, the Company believes that during the fiscal year ended December 29, 2002, the Executive Officers, Directors and persons owning in excess of 10% of the outstanding shares of the Company’s Class A Stock complied with the filing requirements of Section 16(a), except that Mr. Zimmerman filed two forms, each reporting two transactions, after the prescribed filing dates, and except that no Section 16(a) filings were made by GAMCO Investors, Inc., or Gabelli Funds, LLC (the Gabelli entities), each a 10% holder. The Gabelli entities previously have asserted that such filings were not required by reason of an exemption for shares held by an institution without the purpose or effect of changing or influencing the control of an issuer. The foregoing exemption is not available to the Gabelli entities, in the Company’s view. Several of the Gabelli entities previously also have asserted the absence of a pecuniary interest in the shares they beneficially own. See “Voting Securities and Principal Holders Thereof.”

Performance Graph

The following graph shows the cumulative total Stockholder return on the Company’s Class A Stock over the last five fiscal years as compared to the returns of the Standard & Poor’s (S&P) Publishing and Printing Index, and the New York Stock Exchange (NYSE) Market Index. The S&P Publishing and Printing Index formerly comprised Dow Jones & Company, Inc., Gannett Co., Inc., Knight-Ridder, Inc., The New York Times Company and Tribune Company. However, S&P recently expanded that index to include Meredith Corporation and the McGraw-Hill Companies. Accordingly, all seven of these companies have been included in the expanded S&P Publishing and Printing Index for all periods presented. The graph assumes $100 was invested on December 26, 1997, in the Company’s Class A Stock, the S&P Publishing and Printing Index and the NYSE Market Index and also assumes reinvestment of dividends.

RETENTION OF INDEPENDENT AUDITORS

At its January 2003 meeting, the Audit Committee retained the firm of Ernst & Young LLP as the independent auditors of the Company for the 2003 fiscal year. Ernst & Young LLP has examined the accounts of the Company for many years, including 2002. Ernst & Young LLP advises that it is an independent public accounting firm with respect to the Company within the meaning of the applicable rules and regulations of the SEC. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if he desires to do so, and to respond to appropriate questions from Stockholders.

STOCKHOLDER NOMINATIONS AND PROPOSALS

Stockholders who believe they are eligible to have their proposals included in the Company’s Proxy Statement for the 2004 Annual Meeting of Stockholders, in addition to other applicable requirements established by the SEC, must ensure that their proposals are received by the Secretary of the Company not later than December 9, 2003.

The By-laws of the Company establish an advance notice procedure for eligible Stockholders to make nominations for Director and to propose business to be transacted at an Annual Meeting. The Company’s By-laws additionally provide that nominations for Director and proposals for business must be given to the Secretary of the Company not less than 90 days nor more than 120 days prior to the date of an Annual Meeting. The Company’s By-laws also require that certain specific information accompany a Stockholder notice of nomination or proposal for business.

The By-laws of the Company provide that the Annual Meeting of Stockholders shall be held during the Company’s second fiscal quarter on a date fixed by the Board of Directors. The Company’s 2004 Annual Meeting will be held on April 22, 2004. A copy of the Company’s By-laws may be obtained by writing to the Secretary of the Company.

SOLICITATION OF PROXIES

The Company may solicit proxies in person or by telephone or mail. The cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses in sending proxy material to their principals, will be borne by the Company. Officers and other employees of the Company may participate in such solicitation, for which they will receive no special or additional compensation. In addition, the Company has retained D. F. King & Co. to assist in the solicitation of proxies for a basic fee of $8,000, plus reimbursement of out-of-pocket expenses.

OTHER MATTERS

Management does not intend to present, nor, in accordance with the Company’s By-laws, has it received proper notice from any person who intends to present, any matter for action by Stockholders at the Annual Meeting, other than as stated in the accompanying Notice. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business which properly may come before the meeting, and it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their best judgment.

Electronic Delivery of Proxy Materials and Annual Report

The Notice of Annual Meeting, Proxy Statement and 2002 Annual Report are available at www.mediageneral.com. Instead of receiving paper copies of these materials in the mail in the future, most Stockholders can elect to receive an email which will provide a link to these documents on the Internet. Opting to receive proxy materials online helps to reduce the Company’s printing and mailing costs and provides Stockholders with a convenient, automatic link to the proxy vote site.

Most Stockholders desiring to enroll in this electronic delivery service may do so by visiting www.amstock.com and following the prompts for email enrollment; others will find a separate page with electronic delivery information in the envelope containing their proxy materials. “Street name” Stockholders can check the information in the proxy materials provided by their bank or broker.

Enrollment is effective until cancelled, and Stockholders may withdraw consent to electronic delivery at anytime and resume receiving Stockholder communications in printed form. Please call Media General Investor Relations at (804) 649-6103 with any questions.

By Order of the Board of Directors

GEORGE L. MAHONEY, Secretary

Richmond, Virginia

April 7, 2003

Stockholders are requested to vote by the Internet, by telephone or by completing and returning the accompanying proxy card in the envelope provided, whether or not they expect to attend the meeting in person. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 22, 2003. A proxy may be revoked at any time before it is voted.

APPENDIX A

Charter of the Audit Committee

of the Board of Directors

Statement of Policy

The Audit Committee of the Board of Directors shall provide assistance to the Board in fulfilling its oversight responsibilities relating to management’s conduct of the Company’s financial reporting process, the Company’s systems of internal accounting and financial controls, its disclosure controls and procedures, the annual independent audit of the Company’s financial statements, the quality and integrity of the Company’s financial statements, the Company’s compliance with applicable legal and regulatory requirements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and its independent auditors, and it shall prepare a report to be included in the Company’s annual proxy statement. In so doing, it is the responsibility of the Committee to maintain free and open communications among the Committee, the directors, the independent auditors, the internal auditors and the financial management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and it shall have the full power to retain outside legal, accounting or other advisors to assist it in fulfilling its duties.

Committee Membership and Compensation

The Committee shall comprise at least three Directors, each of whom shall meet the independence requirements under applicable laws and the rules of the New York Stock Exchange and the Securities and Exchange Commission (“SEC”).

The members of the Committee shall be appointed by the Board. Committee members may be replaced by the Board.

The Committee shall have at least one member who the Board has determined is an audit committee financial expert, as that term is defined by the SEC, and all members of the Committee shall be financially literate as required by the rules of the New York Stock Exchange. The members of the Committee shall not, directly or indirectly, receive any compensation from the Company, other than directors’ fees.

Responsibilities

The primary responsibility of the Committee is to assist the Board in overseeing the integrity of the Company’s financial reporting process and financial statements. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to assure to the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all applicable requirements and present in clear and accurate fashion the information needed by investors to make responsible investment decisions.

The Committee shall retain and replace the Company’s independent auditors. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors, all in accordance with applicable law, and in connection with the issuance of an audit report or related work. The independent auditors shall report directly to the Committee. The Committee shall have the sole authority to pre-approve each engagement (including the fees and terms of the engagement) of the Company’s independent auditors to perform auditing services or permitted non-audit services, all as described in the Securities Exchange Act of 1934, and the Committee may establish pre-approval polices and procedures for the engagement of the Company’s independent auditors to provide audit or permissible non-audit services.

The Committee shall meet as often as it may determine, but not less than quarterly. The Committee may form and delegate authority to subcommittees when appropriate.

The Committee shall meet periodically with management, the Company’s internal auditors and its independent auditors in separate executive sessions.

The following shall be the common recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate given changing circumstances.

In carrying out its responsibilities, the Committee shall:

Financial Statement and Disclosure Matters

•	Discuss with management and the independent auditors the Company’s annual audited financial statements, including disclosures made in the related Management’s Discussion and Analysis of Financial Condition and Results of Operations, and it shall recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	Discuss with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in the related Management’s Discussion and Analysis of Financial Condition and Results of Operations and the results of the independent auditors’ reviews of the quarterly financial statements.

•

Review and discuss with management (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, major issues as to the adequacy of the Company’s internal controls and steps adopted in light of any material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues, accounting policies, estimates and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; (c) the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures on the financial statements of the Company; and (d) the general types of information to be disclosed and presentations to be made with respect to any earnings press release (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance to be provided to analysts and ratings agencies.

•	Discuss the Company’s guidelines and policies with respect to how it manages risk assessment and risk management and discuss any major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including:

•	the adoption of, or changes to, the Company’s significant accounting principles and practices as suggested by the independent auditors, internal auditors or management.

•	any management or internal control letter issued or proposed by the independent auditors and the Company’s response to that letter.

•	any accounting adjustments that were noted or proposed by the auditors but that were not recorded.

•	Quarterly, review and discuss with the independent auditors:

•	The initial adoption of, and all significant changes to, critical accounting policies and practices used.

•	All alternative treatments of accounting information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

•	Other written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

•	Review with the independent auditors any problems or difficulties the auditors encountered in the course of their audit work, including any restrictions on the scope of the auditors’ activities or their access to requested information and significant disagreements with management as well as management’s response.

•	Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Form 10-K and Form 10-Q about any significant deficiencies or material weaknesses in the design or operation of the Company’s internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditors

•	Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.

•	Review the experience and qualifications of the senior members of the independent auditors’ team.

•	Obtain annually from the independent auditors a written list of all of their relationships with and professional services provided to the Company and its related entities, as required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, and review no less frequently than annually a report from the independent auditors regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditors and the Company.

•	Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditor’s quality controls are adequate and whether the provision of non-audit services, if any, is compatible with maintaining the auditors’ independence.

•	With respect to qualifications, performance and independence of the independent auditors, take into account the opinions of management and the internal auditors and present its conclusions to the Board and take such additional actions as it deems appropriate to satisfy itself of the qualifications, performance and independence of the Company’s independent auditors.

•	In addition to the rotation of the lead audit partner every five years, consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

•	Set clear hiring policies for any employees or former employees of the independent auditors who may have been engaged on the Company’s account and take into account pressures that may exist on an auditor seeking a job with the Company.

•	As considered appropriate by the Committee, discuss with the independent auditors (a) issues on which the national office was consulted by the Company’s audit team and (b) matters of audit quality and consistency.

Oversight of the Company’s Internal Audit Function

•	Review the significant reports to management prepared by the internal auditing department and any management responses.

•	Discuss with the internal audit department and the independent auditors the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

•	Obtain from the independent auditors assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

•	Obtain reports from management and the Company’s independent auditors as to whether the Company and its related entities are in conformity with the Company’s Code of Business Conduct and Ethics.

•	Review reports and disclosures of insider and affiliated party transactions.

•	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

•	Discuss with management and the Company’s independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

Additionally the Committee shall:

•	Obtain the Board’s approval of this Charter and review and reassess its adequacy as conditions dictate, at least annually. In addition, a copy of this Charter shall be included on the Company’s website, and the Company’s proxy statement shall state that this Charter is available on the Company’s website or upon the request of a shareholder of the Company.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of the Company of any concerns regarding accounting or audit matters.

•	Evaluate the Committee’s performance on an annual basis.

•	Establish additional operating procedures to assure conformity with all communication and policy requirements of regulatory bodies relative to the conduct of the Committee.

•	Report regularly to the Board of Directors.

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

MAY 23, 2003

CLASS A COMMON STOCK

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card

in the envelope provided as soon as possible.

-OR-

TELEPHONE – Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

-OR-

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

Internet and telephone voting are available 24 hours a day – 7 days a week.

Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 22, 2003.

COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER

Electronic Distribution: If you would like to receive future Media General, Inc. proxy materials and annual reports electronically, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your tax identification number and account number to log in, then select Receive Company Mailings via Email.

ê Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors. ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: CLASS A DIRECTORS o Charles A. Davis o C. Boyden Gray o Walter E. Williams

RECEIPT OF NOTICE OF MEETING AND PROXY

STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS PROXIES.

UNLESS INDICATED TO THE CONTRARY, IT WILL

BE VOTED IN ACCORDANCE WITH THE

RECOMMENDATION OF THE BOARD OF

DIRECTORS.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                                ☐

Signature of Stockholder: Date: Signature of Stockholder: Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CLASS A	MEDIA GENERAL, INC.	CLASS A

ANNUAL MEETING OF STOCKHOLDERS

MAY 23, 2003

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

O. Reid Ashe, Jr., J. Stewart Bryan III, George L. Mahoney and Marshall N. Morton, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 23, 2003, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 22, 2003.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy card on the reverse side and return it promptly in the envelope provided. Please date and sign this proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

(continued and to be dated and signed on other side)

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

MAY 23, 2003

CLASS B COMMON STOCK

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card
in the envelope provided as soon as possible.

-OR-

TELEPHONE – Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

-OR-

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

Internet and telephone voting are available 24 hours a day – 7 days a week.

Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 22, 2003.

COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER

Electronic Distribution: If you would like to receive future Media General, Inc. proxy materials and annual reports electronically, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your tax identification number and account number to log in, then select Receive Company Mailings via Email.

ê Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors. ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See Instructions below)	NOMINEES: CLASS B DIRECTORS o O. Reid Ashe, Jr o J. Stewart Bryan III o Marshall N. Morton o Thompson L. Rankin o Wyndham Robertson o Henry L. Valentine, II

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS PROXIES. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

Signature of Stockholder: Date: Signature of Stockholder: Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CLASS B	MEDIA GENERAL, INC.	CLASS B

ANNUAL MEETING OF STOCKHOLDERS

MAY 23, 2003

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

O. Reid Ashe, Jr., J. Stewart Bryan III, George L. Mahoney and Marshall N. Morton, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class B Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 23, 2003, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 22, 2003.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy card on the reverse side and return it promptly in the envelope provided. Please date and sign this proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

(continued and to be dated and signed on other side)

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

MAY 23, 2003

Employees’ MG Advantage 401(K) Plan

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card

in the envelope provided as soon as possible.

-OR-

TELEPHONE – Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

-OR-

INTERNET – Access “www.voteproxy.com“ and follow the on-screen instructions. Have your control number available when you access the web page.

Internet and telephone voting are available 24 hours a day – 7 days a week!

Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 20, 2003.

Company Number Account Number Control Number

Electronic Distribution: If you would like to receive future Media General, Inc. proxy materials and annual reports electronically, please call Media General, Inc. at (804) 649-6192 or email cfrey@mediageneral.com for further information.

ê Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
Item 1. Election of Directors. ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FORALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: CLASSA DIRECTORS o C. Boyden Gray o Charles A. Davis o Walter E. Williams

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS INSTRUCTIONS. UNLESS

INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE

WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Stockholder: Date: Signature of Stockholder: Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CLASS A	MEDIA GENERAL, INC. EMPLOYEES’ MG ADVANTAGE 401(K) PLAN ANNUAL MEETING OF STOCKHOLDERS—MAY 23, 2003	CLASS A

THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

As a participant in the MG Advantage 401(K) Plan, you have the right to direct Fidelity Management Trust Company, as Trustee, regarding how to vote the shares of Media General, Inc. Class A Common Stock credited to your account at the Annual Stockholder Meeting to be held on May 23, 2003, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

The shares credited to your account will be voted as directed. If no direction is made, if the card is not signed, or if the card is not received by May 20, 2003, the shares credited to your account will be voted in the same proportion as directions received from participants.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 20, 2003.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy instruction on the reverse side and return it promptly in the envelope provided. Please date and sign this Instruction as name appears.

(continued and to be dated and signed on other side)